U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2005

The KingThomason Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada (state of incorporation)	333-60880 (Commission File Number)	73-1602395 (IRS Employer I.D. Number)

309 Avenue H, Suite C
Redondo Beach, CA 90277
877-540-5484
____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01    Regulation FD Disclosure

On February 14, 2005 the Registrant’s directors adopted an Audit Committee Charter, a Compensation Committee Charter, a Governance and Nominating Committee Charter, a set of Corporate Governance Principles and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Copies of the documents are attached as Exhibits.

On February 16, 2005 the Registrant mailed to its shareholders a letter, a copy of which is attached as an Exhibit.

Item 9.01    Financial Statements and Exhibits

(a)	Financial Statements

None

(b)	Exhibits

The following exhibits are filed as a part of this Form 8-K:

Exhibit No.	Description of Exhibit

14	Code of Ethics for the Chief Executive Officer and Senior Financial Officers
19	Letter to the Shareholders
20.1	Audit Committee Charter
20.2	Compensation Committee Charter
20.3	Governance and Nominating Committee Charter
20.4	Corporate Governance Principles

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The KingThomason Group, Inc.

Date: February 23, 2005	By:	/s/ Thomas E. King III
T.E. King III
President

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The KingThomason Group, Inc.
Commission File No. 333-60880

EXHIBIT INDEX

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2005

The following exhibits are filed as a part of this Form 8-K:

Exhibit No.	Description of Exhibit

14	Code of Ethics for the Chief Executive Officer and Senior Financial Officers

19	Letter to the Shareholders

20.1	Audit Committee Charter

20.2	Compensation Committee Charter

20.3	Governance and Nominating Committee Charter

20.4	Corporate Governance Principles

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